UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2012

ZIONS BANCORPORATION
(Exact name of registrant as specified in its charter)

UTAH	001-12307	87-0227400
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE SOUTH MAIN, 15th FLOOR, SALT LAKE CITY, UTAH	84133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 801-524-4787

N/A
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.07                                Submissions of Matters to a Vote of Security Holders

Zions Bancorporation (the “Company”) held its Annual Meeting of Shareholders on May 25, 2012. At the meeting, shareholders elected 10 directors for a term of one year; ratified the appointment of Ernst & Young LLP as the Company’s independent auditor; approved, on a nonbinding advisory basis, the compensation paid to the Company’s executive officers named in the proxy statement with respect to the fiscal year ended December 31, 2011; approved amendments to the Company’s Amended and Restated 2005 Stock Option and Incentive Plan, including an amendment to increase the number of shares authorized for issuance under the plan; approved, for the purposes of Section 162(m) of the Internal Revenue Code, the Company’s 201 Management Incentive Compensation Plan to preserve the tax deductibility of awards made under the plan; and voted against a shareholder proposal that the Board adopt a policy requiring the Board to review and determine whether to seek recoupment of incentive compensation awarded to senior executives in certain circumstances described in the proposal..

The results were as follows:

1.	Election of ten (10) director nominees for a one-year term.

DIRECTOR	VOTES FOR	VOTES AGAINST	ABSTENTIONS
Jerry C. Atkin	133,233,476	1,473,315	20,285,980
R. D. Cash	132,942,561	1,746,507	20,293,703
Patricia Frobes	133,910,507	806,181	20,266,083
J. David Heaney	134,111,655	667,414	20,203,702
Roger B. Porter	132,488,515	2,233,996	20,260,260
Stephen D. Quinn	134,048,371	656,442	20,277,958
Harris H. Simmons	132,380,273	1,970,118	20,182,380
L. E. Simmons	133,423,895	1,361,808	20,197,068
Shelley Thomas Williams	132,858,235	1,859,104	20,265,432
Steven C. Wheelwright	133,872,447	831,516	20,278,808

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s Independent Auditor.

Votes For	Votes Against	Abstentions
153,123,374	1,654,171	205,266

3.	Approval, on a nonbinding advisory basis, of the compensation paid to the Company’s executive officers named in the proxy statement with respect to the fiscal year ended December 31, 2010.

Votes For	Votes Against	Abstentions
131,703,208	3,056,968	20,222,595

4.	Approval of Amendments to the Company’s Amended and Reinstated 2005 Stock Option and Incentive Plan, including an amendment to increase the number of shares authorized for issuance under the plan.

Votes For	Votes Against	Abstentions
127,166,092	7,528,385	20,288,294

5.	Approval, for purposes of Section 162(m) of the Internal Revenue Code, the Company’s 2012 Management Incentive Compensation Plan to preserve the tax deductibility of awards made under the plan.

Votes For	Votes Against	Abstentions
124,961,606	9,759,820	20,261,345

6.	Shareholder proposal that the Board of Directors adopt a policy to review and determine whether to seek recoupment of bonuses and other incentive compensation.

Votes For	Votes Against	Abstentions
48,692,108	85,409,044	20,881,619

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

Date: May 31, 2012	By:	/s/ THOMAS E. LAURSEN
Name: Thomas E. Laursen
Title: Executive Vice President and General Counsel